UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

W&T Offshore, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 04, 2016

W&T OFFSHORE, INC.

W&T OFFSHORE, INC. ATTN: THOMAS GETTEN NINE GREENWAY PLZA, SUITE 300 HOUSTON, TX 77046

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 09, 2016
Date: May 04, 2016	Time: 8:00 AM CDT
Location: Offices of W&T Offshore, Inc.
Nine Greenway Plaza
Suite 300
Houston, TX 77046

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report            2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

1A Ms. Virginia Boulet

1B Mr. Stuart B. Katz

1C Mr. Tracy W. Krohn

1D Mr. S. James Nelson, Jr

1E Mr. B. Frank Stanley

The Board of Directors recommends you vote FOR the following proposals:

2.

Proposal to approve an amendment to our Amended and Restated Incentive Compensation Plan, as amended, to increase the number of authorized shares of common stock and extend the term of the Amended and Restated Incentive Compensation Plan.

3.	Proposal to approve an amendment to, and all material terms of, our Amended and Restated Incentive Compensation Plan, as amended, for purposes of Section 162(m) of the Internal Revenue Code.
4.	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2016.

5.

Proposal to approve an amendment to our Amended and Restated Articles of Incorporation to (a) effect a reverse stock split, at the discretion of the Board of Directors, of a ratio within a range of one share of common stock for every two (2) to fifteen (15) shares of common stock (or any number in between) currently outstanding; and (b) reduce the number of authorized shares of common stock by a corresponding proportion.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.